SCHEDULE FOR COMPUTATION OF PERFORMANCE DATA

                  SCHEDULE FOR CALCULATION OF PERFORMANCE DATA



                                  GET A SERIES

                           1. TOTAL RETURN CALCULATION

                     ONE YEAR PERIOD ENDED NOVEMBER 30, 1992

                                                     n
Formula                                    P  (1 + T)       =   ERV

Initial Investment                             16,659.37       =  P
Ending Redeemable Value                        18,505.54       =  ERV
One Year Period Ended 11/30/92                      1.00       =  n

TOTAL RETURN FOR THE PERIOD                        11.08%      =  T



                           2. TOTAL RETURN CALCULATION

                    FIVE YEAR PERIOD ENDED NOVEMBER 30, 1992

                                                     n
Formula                                    P  (1 + T)       =   ERV

Initial Investment                             10,106.83       =  P
Ending Redeemable Value                        18,505.54       =  ERV
Five Year Period Ended 11/30/92                     5.00       =  n

TOTAL RETURN FOR THE PERIOD                        12.86%      =  T



                           3. TOTAL RETURN CALCULATION

                       INCEPTION THROUGH NOVEMBER 30, 1992

                                                     n
Formula                                    P  (1 + T)       =   ERV

Initial Investment                             10,000.00       =  P
Ending Redeemable Value                        18,505.54       =  ERV
Inception* through 11/30/92                         5.42       =  n

TOTAL RETURN FOR THE PERIOD                        12.03%      =  T

*Inception includes
    the Offering Period

                                  GET B SERIES

                           1. TOTAL RETURN CALCULATION

                       ONE YEAR PERIOD ENDED JUNE 30, 1995

                                                     n
Formula                                    P  (1 + T)      =   ERV

6/30/95  AUV                                       11.547166
Initial Investment                             10,000.00       =  P
Ending Redeemable Value                        11,487.08       =  ERV
One Year Period Ended 6/30/95                       1.00       =  n

TOTAL RETURN FOR THE PERIOD                        14.87%      =  T



                           2. TOTAL RETURN CALCULATION

                       ONE YEAR PERIOD ENDED JUNE 30, 1995

                                                     n
Formula                                    P  (1 + T)      =   ERV

6/30/95  NAV                                       11.358883
Initial Investment                             10,000.00       =  P
Ending Redeemable Value                        11,663.27       =  ERV
One Year Period Ended 6/30/95                       1.00       =  n

TOTAL RETURN FOR THE PERIOD                        16.63%      =  T



                           3. TOTAL RETURN CALCUALTION

                      INCEPTION THROUGH DECEMBER 31, 1996

                                                     n
Formula                                    P  (1 + T)      =   ERV

12/31/96  AUV                                      15.634011
Initial Investment                             10,000.00       =  P
Ending Redeemable Value                        15,552.66       =  ERV
Inception through 12/31/96                          2.51       =  n

TOTAL RETURN FOR THE PERIOD                        19.24%      =  T

                           4. TOTAL RETURN CALCUALTION

                      INCEPTION THROUGH DECEMBER 31, 1996

                                                     n
Formula                                    P  (1 + T)      =   ERV

12/31/96  NAV                                      14.219797
Initial Investment                             10,000.00       =  P
Ending Redeemable Value                        16,151.26       =  ERV
Inception through 12/31/96                          2.51       =  n

TOTAL RETURN FOR THE PERIOD                        21.05%      =  T